UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2024

LAMF GLOBAL VENTURES CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41053	98-1616579
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9255 Sunset Blvd., Suite 1100

West Hollywood, California 90069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 343-8760

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LGVCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LGVC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LGVCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on August 17, 2023, LAMF Global Ventures Corp. I, a Cayman Islands exempted company (“LAMF”), entered into a Business Combination Agreement by and among Nuvo Group Ltd., a limited liability company organized under the laws of the State of Israel (“Nuvo”), Holdco Nuvo Group D.G Ltd., a limited liability company organized under the laws of the State of Israel (“Holdco”), Nuvo Assetco Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Holdco (“Assetco”), and H.F.N Insight Merger Company Ltd., a limited liability company organized under the laws of the State of Israel and a wholly owned subsidiary of LAMF (“Merger Sub”) (the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination”.

As previously disclosed, on April 1, 2024, LAMF held an extraordinary general meeting of shareholders (the “EGM”) related to the transactions contemplated by the Business Combination Agreement. At the EGM, shareholder approval was obtained on the following proposals related to the Business Combination: (i) a proposal to approve the Business Combination and (ii) a proposal to adopt the plan of merger relating to LAMF merging with and into Assetco. In connection with the EGM, shareholders holding an aggregate of 2,913,194 LAMF Class A Ordinary Shares (as defined below) exercised their right to redeem their shares for approximately $11.03 per share of the funds held in the Trust Account, leaving approximately $434,982 in cash in the Trust Account after satisfaction of such redemptions (the “SPAC Redemptions”). 39,422 LAMF Class A Ordinary Shares remained outstanding after satisfaction of such redemptions.

On April 30, 2024, LAMF merged with and into Assetco (the “SPAC Merger”), with Assetco continuing as the surviving corporation (Assetco, in its capacity as the surviving entity of the SPAC Merger, the “SPAC Surviving Company”). Pursuant to the SPAC Merger, each Class A ordinary share of LAMF, par value $0.0001 per share (the “LAMF Class A Ordinary Shares”), issued and outstanding immediately prior to the SPAC Effective Time was automatically cancelled and converted into the right to receive outstanding ordinary shares of Holdco, no par value (“Holdco Ordinary Shares”).

On May 1, 2024 (the “Closing Date”), Merger Sub merged with and into Nuvo (the “Acquisition Merger” and, together with the SPAC Merger, the “Mergers”), with Nuvo continuing as the surviving corporation of such merger (Nuvo, in its capacity as the surviving entity of the Acquisition Merger, the “Acquisition Surviving Sub”). Pursuant to the Acquisition Merger, (i) each of the ordinary shares of Nuvo, par value NIS 0.01 per share (the “Nuvo Shares”), issued and outstanding immediately prior to Acquisition Effective Time were automatically cancelled and converted into the right to receive a number of Holdco Ordinary Shares determined pursuant to an equity exchange ratio of 96.139% (the “Equity Exchange Ratio”), which is equal to the equity value per share (determined by dividing an aggregate equity value of approximately $300 million upon achieving a commercial milestone (the “Equity Value”), by the fully diluted share capital of Nuvo), divided by $10.20 per share, (ii) each of the preferred shares of Nuvo, par value NIS 0.01 per share (the “Nuvo Crossover Preferred Shares”), issuable in connection with the securities purchase agreements Nuvo and Holdco entered into with certain investors prior to the execution of the Business Combination Agreement (the “Interim Financing”) issued and outstanding immediately prior to the effective time of the Acquisition Merger were automatically cancelled and converted into the right to receive a number of preferred shares of Holdco (the “Holdco Preferred Shares”) determined by the Equity Exchange Ratio, (iii) each warrant for the purchase of Nuvo Shares issued and outstanding immediately prior to the effective time of the Acquisition Merger were automatically cancelled and converted into the right to receive one warrant to purchase a number of Holdco Ordinary Shares determined by the Equity Exchange Ratio, and (iv) each outstanding and unexercised option to purchase Nuvo Shares, whether or not then vested or fully exercisable, were assumed by Holdco and converted into an option to purchase a number of Holdco Ordinary Shares as determined by the Equity Exchange Ratio, in each case subject to the adjustments described in the Business Combination Agreement.

After the SPAC Merger and the Acquisition Merger, the SPAC Surviving Company distributed any amounts remaining in LAMF’s trust account (the “Trust Account”) to Holdco pursuant to the Investment Management Trust Agreement (as defined below), which was then liquidated (the “Liquidation”).

Prior to, upon and following the execution of the Business Combination Agreement, Nuvo and Holdco entered into securities purchase agreements (the “Interim Financing Agreements”) with certain investors (the “Interim Financing Investors”) pursuant to which (i) Nuvo has issued Nuvo Crossover Preferred Shares to the Interim Financing Investors and (ii) upon the Closing, Holdco issued an aggregate of 3,823,530 Holdco Ordinary Shares to the Interim Financing Investors, which shares are not registered under the Securities Act in connection with the Business Combination Agreement, and which provided Nuvo with an aggregate of approximately $13,000,000 of gross proceeds as a result of the Interim Financing. Certain of the Interim Financing Investors are affiliated with LAMF and LAMF SPAC Holdings I LLC (the “Sponsor”) and invested an aggregate of $2,000,000 in the Interim Financing (such investors the “Sponsor Investors”). These affiliates are: (i) Jeffrey Soros, LAMF’s Chairman, who invested $500,000, (ii) Tamim Mourad, a strategic investor of LAMF and an affiliate of a member of the Sponsor, who invested $500,000 and (iii) Gaingels 10X Capital Diversity Fund I, LP, a Delaware limited partnership and an affiliate of a member of the Sponsor, that invested $1,000,000.

Concurrently with the consummation of the Business Combination shareholders and warrantholders of LAMF (including through units previously issued by LAMF) became shareholders and warrantholders of Holdco, other than those holders of the LAMF Class A Ordinary Shares who elected to redeem their LAMF Class A Ordinary Shares. The other shareholders and equityholders of Holdco include management of Nuvo and investors in Nuvo immediately before the Closing.

The description of the Business Combination Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Business Combination Agreement, which was filed as Exhibit 2.1 to LAMF’s Current Report on Form 8-K filed on August 22, 2023, which is incorporated by reference herein.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On April 30, 2024, LAMF, Holdco and Continental Stock Transfer & Trust Company (“Continental”) entered into that certain Warrant Assignment, Assumption and Amendment Agreement (the “New Warrant Agreement”). The New Warrant Agreement amends that certain Warrant Agreement, dated as of November 10, 2021, by and between LAMF and Continental (the “Existing Warrant Agreement”), to provide for the assignment by LAMF of all its rights, title and interest in the Existing Warrant Agreement to Holdco. Pursuant to the New Warrant Agreement, all LAMF warrants under the Existing Warrant Agreement will no longer be exercisable for shares of LAMF’s Class A ordinary shares, but instead will be exercisable for Holdco Ordinary Shares (such warrants, the “Holdco Warrants”).

The foregoing description of the New Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the New Warrant Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the following material agreements of LAMF terminated in accordance with their terms: (i) that certain Investment Management Trust Agreement, dated as of November 10, 2021 (the “Investment Management Trust Agreement”), between LAMF and Continental, pursuant to which Continental invested the proceeds of LAMF’s initial public offering in the Trust Account and facilitated the SPAC Redemptions; (ii) that certain Administrative Services Agreement, dated as of November 10, 2021, between LAMF and LAMF SPAC Holdings I LLC (the “Sponsor”), pursuant to which the Sponsor and/or its affiliates provided office space and secretarial and administrative services to LAMF for a fee of $20,000 per month; (iii) the Letter Agreement, dated as of November 10, 2021, made in favor of LAMF by each officer and director of LAMF and Sponsor, which included covenants of such persons to vote in favor of LAMF’s initial business combination and not to participate in the SPAC Redemptions, among other things, (iv) and Registration Rights Agreement, dated November 10, 2021, by and among LAMF, the Sponsor and the Holders signatory thereto, which was terminated and replaced by that certain Registration Rights Agreement, dated as of May 1, 2024, by and among LAMF, Holdco, the Sponsor and the other parties thereto, as contemplated by the Business Combination Agreement (the “Holdco Registration Rights Agreement”). The foregoing description of the Holdco Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Holdco Registration Rights Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference

As previously disclosed, on February 2, 2024, LAMF issued an unsecured promissory note (the “Working Capital Note”) to the Sponsor, pursuant to which LAMF Could borrow up to $1,200,000 from the Sponsor, related to ongoing expenses reasonably related to the Business Combination. The Working Capital Note bore no interest and was repayable in full upon the earlier of the date on which LAMF consummates its initial business combination or the date of LAMF’s liquidation. Any outstanding principal amount to date under the Working Capital Note was able to be prepaid at any time by LAMF, at its election and without penalty. Under the Working Capital Note, following the closing of the Company’s initial business combination, the Sponsor could elect to convert all or any portion of the unpaid principal balance of the Working Capital Note into units of the post-business combination entity at $10.00 per unit (the “Working Capital Loan Private Placement Conversion Units”), with each unit being identical to the private placement units sold to the Sponsor in connection with the Company’s initial public offering. The Working Capital Loan Private Placement Conversion Units and their underlying securities are entitled to the registration rights set forth in the Working Capital Note. At the Closing there was $550,000 aggregate principal amount outstanding under the Working Capital Notes, which was converted pursuant to its terms into Working Capital Loan Private Placement Conversion Units, comprised of 55,000 LAMF Class A Ordinary Shares and 27,500 warrants, with each warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment, identical to the existing warrants of LAMF. Such securities were exchanged for an equal number of Holdco Ordinary Shares and Holdco Warrants in connection with the SPAC Merger. The issuance of the Working Capital Loan Private Placement Conversion Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, LAMF and Nuvo notified The Nasdaq Stock Market (“Nasdaq”) that the certificates of merger relating to the Business Combination had been filed with the Cayman Registrar and Israeli Registrar of Companies and that LAMF’s outstanding securities had been converted into Holdco Ordinary Shares and Holdco Warrants, as described in Item 1.02 above. LAMF and Holdco jointly requested that Nasdaq delist LAMF’s units, Class A ordinary shares, and warrants on May 1, 2024, and as a result, trading of LAMF’s units, Class A ordinary shares, and warrants on Nasdaq was suspended at 4:00 p.m. on April 30, 2024. On May 1, 2024, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting LAMF’s securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.02 of this Current Report on Form 8-K with respect to the Working Capital Loan Private Placement Conversion Units is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of LAMF occurred. Following the consummation of the Business Combination, the SPAC Surviving Company became a wholly owned subsidiary of Holdco.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Business Combination Agreement, and effective as of the Closing Date, each of LAMF’s officers and directors resigned as a member of LAMF’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between LAMF and the officers and directors on any matter relating to LAMF’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Warrant Assignment, Assumption and Amendment Agreement, dated as of April 30, 2024, by and among LAMF, Holdco and Continental Stock Transfer & Trust Company.
10.1	Registration Rights Agreement, dated as of May 1, 2024, by and among LAMF, Holdco, the Sponsor and the holders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMF GLOBAL VENTURES CORP. I

	By:	/s/ Rice Powell
	Name:	Rice Powell
	Title:	Authorized Signatory

Dated: May 7, 2024